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                                                                      Exhibit 23


                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in the Registration Statements on Form S-8, File No. 333-27401, of our report dated February 26, 1998 contained in the 1997 Annual Report to Stockholders of Oak Hill Financial, Inc., which is incorporated by reference in this Form 10-K.

/s/ Grant Thornton LLP

Cincinnati, Ohio
March 26, 1998